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                                                                   EXHIBIT 23(A)



                          INDEPENDENT AUDITORS' CONSENT


Applied Industrial Technologies, Inc.

We consent to the incorporation by reference in this Registration Statement of Applied Industrial Technologies, Inc. on Form S-8 of our reports dated August 8, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of the Applied Industrial Technologies, Inc. for the year ended June 30, 2000.




/s/ DELOITTE & TOUCHE LLP


Cleveland, Ohio
August 30, 2001